Note 12 - Right-of-Use Assets, Finance Lease Liabilities, Investments in Leaseback Vessels and Net Investment in Sales-type Leases - Annual Lease Payments (Details) - USD ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022
2024	$ 4,189
2025	26,386
Total	30,575
Less: Amount of interest	(2,739)
Total lease payments	$ 27,836	$ 0